UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2018

Wells Fargo

Global Dividend Opportunity Fund (EOD)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Dividend Opportunity Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% and the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below the U.S. Federal Reserve (Fed) target.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Global Dividend Opportunity Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas investment markets, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions, fell. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% and the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%, then again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated that growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and the BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks. At least 65% of this sleeve’s assets will be invested in the utilities, energy, and telecommunication services sectors. The remaining 20% of the Fund’s total assets will be allocated to a sleeve consisting of below-investment-grade (high yield) debt securities, loans, and preferred stocks.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Christian L. Chan, CFA®

Niklas Nordenfelt, CFA®

Timothy P. O’Brien, CFA®

Philip Susser

Average annual returns (%) as of October 31, 20181

	1 year	5 year	10 year
Based on market value	(11.55)	1.63	3.72
Based on net asset value (NAV)	(5.87)	2.07	4.32
Global Dividend Opportunity Blended Index[2]	(0.20)	6.55	9.48
MSCI ACWI Index (Net)[3]	(0.52)	6.15	9.75
ICE BofAML U.S. High Yield Constrained Index[4]	0.86	4.69	11.20
ICE BofAML Core Fixed Rate Preferred Securities Index[5]	(1.16)	6.66	8.29

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the year ended October 31, 2018, was 1.84%, which includes 0.45% of interest expense.

Comparison of NAV vs. market value[6]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indices. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/ or indices held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market.

Please see footnotes on page 10.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	7

Please see footnotes on page 10.

MANAGERS’ DISCUSSION

The Fund’s return based on market value was -11.55% for the 12-month period that ended October 31, 2018. During the same period, the Fund’s return based on its net asset value (NAV) was -5.87%. Based on its market and NAV return, the Fund underperformed relative to the Global Dividend Opportunity Blended Index, which returned -0.20%.

Overview

Over the reporting period, interest rates on the short end of the yield curve rose as the U.S. Federal Reserve (Fed) moved to normalize monetary policy in the face of solid economic growth in the U.S. Interest rates on 10-year Treasury bonds rose as well, albeit less than short-term bond rates, and the yield curve flattened. U.S. economic growth remained impressive.

Meanwhile, Europe appeared to lose some of the economic momentum that was seen in 2017, and European Union monetary policy remains accommodative with no visible upward pressure on interest rates. As one would expect, in view of the high and rising interest rate differential, the U.S. dollar rose against the euro. U.S. equities generally outperformed European stocks.

While high-yield market returns were modest during the reporting period—less than 1%, as measured by the ICE BofAML U.S. High Yield Constrained Index—the asset class outperformed many higher-quality, fixed-income alternatives. The return was primarily driven by interest income offset by principal loss. The principal loss was caused by a modest increase in spreads between Treasury bonds and corporate credits as well as higher Treasury yields. The lowest-quality bonds outperformed higher-quality bonds. The higher rates mirror the continued strength in the U.S. economy that had been building for a considerable amount of time.

Investment flows into high yield have been negative for a number of years. Nonetheless, the market technicals have been strong. High yield has lacked new issuance, and more companies have been upgraded to investment grade (issuers that may be considered to be rising stars) than have been downgraded to high yield (issuers often called fallen angels). This has had the effect of slightly shrinking the size of the high-yield market. By contrast, the bank-loan market has grown over the same time period and has been the source for financing many of the more aggressively structured deals. The conditions have proven to be a positive for high yield as credit quality by rating has improved. As the period closed, relative to history, high yield has fewer CCC-rated credits and more BB-rated credits in the benchmark.

From a fundamental perspective, levels of corporate leverage among U.S. companies included in the index remained elevated for this point in the credit cycle, though they declined as the end of the period approached. However, the cash-flow impact from these higher leverage levels is somewhat offset by issuers’ ability to pay low interest rates. A rising London Interbank Offered Rate and higher bond yields will gradually reduce coverage levels, but rates continue to be low in the context of history.

Within the equity sleeve of the portfolio, the Fund reduced its overweight to Europe due to improving growth prospects and investment opportunities in the U.S. during most of the reporting period. New positions added to the Fund’s equity sleeve during the period included FirstEnergy Corporation; Visa Incorporated; and Wheeler Real Estate Investment Trust, Incorporated, Series D preferred stock. Positions eliminated during the reporting period included Frontier Communications Corporation, Assicurazioni Generali S.p.A., SSE plc, PG&E Corporation, Physicians Realty Trust, Edison International, and United Utilities Group PLC. The Fund’s positions in Severn Trent Plc and Chatham Lodging Trust were reduced. Albertsons Companies, Incorporated, distributed cash for the two Safeway Incorporated contingent value rights positions held in the Fund during the reporting period.

8	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Ten largest holdings (%) as of October 31, 2018[7]
Enel SpA	7.75
Enagás SA	6.29
Shenandoah Telecommunications Company	5.85
Red Electrica de Espana SA	4.91
FirstEnergy Corporation	3.68
Entergy Corporation	3.31
Sempra Energy	3.26
Verizon Communications Incorporated	2.82
Exelon Corporation	2.59
National Grid plc	2.51

Sector distribution as of October 31, 2018[8]

Opportunities did not arise for the option writing strategy during the period.

There is no change to the option writing strategy. The team continues to evaluate market-specific option premiums and will write only when the rewards are sufficiently high. Equity markets rose during the 12-month period amid rising optimism surrounding synchronized global growth and U.S. tax reform. For the period, the S&P 500 Index9 gained 7.4%, while small-cap stocks, as measured by the Russell 2000® Index,10 rose by 1.9%. Although volatility, as measured by the VIX11 rose sharply in early 2018 and again in October, it hovered below historical levels for most of the period. Lower levels of volatility, meanwhile, kept a lid on option premiums, which, in turn, prompted the team to adopt a more cautious stance by refraining from establishing new positions. Consequently, the options overlay neither added nor detracted from performance for the 12-month period.

Some positions detracted from performance as global market conditions changed.

Performance detractors among the Fund’s equity investments included Edison International*; Enel S.p.A., due to political and economic uncertainty in Italy; Enagas S.A.;

Gastar Exploration Incorporated; Hera S.p.A.; and Frontier Communications Corporation*. Deutsche Post AG, a package courier based in Germany—negatively influenced by intensifying trade-war rhetoric—also declined and was sold.

Among high-yield holdings, selection within energy exploration and production, consumer cyclical services, and media and entertainment detracted from performance.

Security selection in the equity and high-yield sleeves that contributed to returns.

Performance contributors in the Fund’s equity sleeve included Condor Hospitality Trust, Incorporated, and Kimbell Royalty Partners, LP. Condor Hospitality has completed its portfolio restructuring and has put itself up for sale. Kimbell rallied during the year as the company enjoyed the benefit of higher energy prices and began paying materially higher dividends. Shenandoah Telecommunications Company rose after investors—concerned about a merger of Sprint Nextel Corporation and T-Mobile US, Incorporated, earlier this year—appeared to gain confidence in the company’s long-term prospects.

Within the high-yield portfolio, overall security selection within certain sectors was positive over the reporting period. Industry allocation modestly benefited performance over the period, but security selection was the main driver of returns, led by strong selection within the transportation services, cable and satellite, and oil-field services sectors. An underweight to bonds rated BB+ and strong selection within the BB+ and CCC quality rating tiers also benefited performance. Maturity allocation did not have a material impact on performance over the period.

The Fund’s managers have favorable market outlooks while remaining risk-aware.

We believe the U.S. is well into a solid economic recovery while Europe is only slowly improving. While stronger economic growth would be positive for the U.S. and world economies and for stock investors, stronger economic growth also usually results in rising bond rates, which would be a headwind for preferred stocks and high-yielding common stocks.

While some credit and economic fundamentals are mixed, on the whole, the management team of the high-yield bond sleeve of the Fund views the current environment as better than average for high yield. That said, the rising discount rate and lower-than-average overall spreads likely will work against the market over the long run. As cycles turn, historically,

Please see footnotes on page 10.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	9

that’s what one might expect—improving economic conditions with a corresponding tightening of interest rates in the U.S. by the Fed. Current spreads reflect these positive conditions, offering significantly less-than-average upside through price appreciation and compression in spreads. But, one could argue that high-yield investors are receiving fair compensation for the current, rather favorable conditions, especially relative to the high valuations for most other asset classes.

In the short term, the high-yield bond management team continues to expect solid economic growth driven by continued consumer strength in the U.S. and believes geopolitical risks and other global macroeconomic imbalances are growing, which could surprise the markets by creating incremental uncertainty about future government policies.

Most asset classes are richly valued based on historical measures. The high-yield team expects that, at some point in the future, there may be a better entry point to buy most asset classes, including high yield. High yield, however, is rather unique in that it has historically benefited from relatively high coupons, which cushioned the downside risks of potential price declines. With a benign default outlook, high yield should continue to perform well, on a relative basis, though idiosyncratic or individual bond risk is high. The high-yield team leans toward spreads remaining flat at these levels in the short run before ultimately widening—potentially significantly—in the mid to longer term.

Over a full cycle, the team believes the best way to insulate the high-yield segment of the Fund from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

Country allocation as of October 31, 2018[8]

Credit quality as of October 31, 2018[12]

Please see footnotes on page 10.

10	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 65% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net), 20% ICE BofAML U.S. High Yield Constrained Index, and 15% ICE BofAML Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed of 65% MSCI ACWI Index (Net) and 35% ICE BofAML Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.

[3]

The MSCI AWCI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indices comprising 23 developed and 23 emerging markets country indices. The developed markets country indices included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indices included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[4]

The ICE BofAML U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[5]

The ICE BofAML Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. You cannot invest directly in an index.

[6]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[11]

Chicago Board Options Exchange Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

[12]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Portfolio of investments—October 31, 2018	Wells Fargo Global Dividend Opportunity Fund	11

Security name	Shares	Value

Common Stocks: 71.09%

France: 1.85%
Veolia Environnement SA (Utilities, Multi-Utilities)	234,399	$4,677,971

Germany: 1.38%
Telefonica Deutschland Holding AG (Communication Services, Diversified Telecommunication Services)	900,000	3,501,589

Italy: 12.32%
Enel SpA (Utilities, Electric Utilities)	4,000,000	19,635,626
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	50,000	889,470
Hera SpA (Utilities, Multi-Utilities)	2,000,000	5,527,334
Terna SpA (Utilities, Electric Utilities)	1,000,000	5,170,549

		31,222,979

South Korea: 2.30%
SK Telecom Company Limited ADR (Communication Services, Wireless Telecommunication Services)	225,000	5,829,750

Spain: 12.68%
Enagás SA (Energy, Oil, Gas & Consumable Fuels)	600,000	15,929,594
Endesa SA (Utilities, Electric Utilities)	180,000	3,767,648
Red Electrica de Espana SA (Utilities, Electric Utilities)	600,000	12,436,501

		32,133,743

Taiwan: 0.69%
Chunghwa Telecom Company Limited ADR (Communication Services, Diversified Telecommunication Services)	50,000	1,754,000

United Kingdom: 3.92%
National Grid plc (Utilities, Multi-Utilities)	600,366	6,363,181
Severn Trent plc (Utilities, Water Utilities)	150,000	3,571,931

		9,935,112

United States: 35.95%
A-Mark Precious Metals Incorporated (Financials, Diversified Financial Services)	150,000	1,924,500
AT&T Incorporated (Communication Services, Diversified Telecommunication Services)	200,000	6,136,000
AXA Equitable Holdings Incorporated (Financials, Diversified Financial Services)	5,000	101,450
Chatham Lodging Trust (Real Estate, Equity REITs)	100,000	1,950,000
Condor Hospitality Trust Incorporated (Real Estate, Equity REITs)	475,000	5,054,000
CorEnergy Infrastructure Trust Incorporated (Real Estate, Equity REITs)	3,237	116,924
Entergy Corporation (Utilities, Electric Utilities)	100,000	8,395,000
Exelon Corporation (Utilities, Electric Utilities)	150,000	6,571,500
FirstEnergy Corporation (Utilities, Electric Utilities)	250,000	9,320,000
Hercules Capital Incorporated (Financials, Capital Markets)	125,000	1,566,250
Kimbell Royalty Partners LP (Energy, Oil, Gas & Consumable Fuels)	213,000	4,217,400
Monmouth Real Estate Investment Corporation (Real Estate, Equity REITs)	58,166	1,395,984
PermRock Royalty Trust (Energy, Oil, Gas & Consumable Fuels)	50,000	627,500
Plymouth Industrial Incorporated (Real Estate, Equity REITs)	85,000	1,190,000
Saratoga Investment Corporation (Financials, Capital Markets)	18,442	385,622
Sempra Energy (Utilities, Multi-Utilities)	75,000	8,259,000
Shenandoah Telecommunications Company (Communication Services, Wireless Telecommunication Services)	390,000	14,827,800
Spark Energy Incorporated Class A (Utilities, Electric Utilities)	649,006	4,841,585

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2018

Security name			Shares	Value

United States (continued)
Summit Hotel Properties Incorporated (Real Estate, Equity REITs)			125,000	$1,440,000
UMH Properties Incorporated (Real Estate, Equity REITs)			5,000	113,200
Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)			125,000	7,136,250
Visa Incorporated Class A (Information Technology, IT Services)			40,000	5,514,000

				91,083,965

Total Common Stocks (Cost $166,920,585)				180,139,109

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 21.03%

United States: 21.03%
Advanced Disposal Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.63%	11-15-2024	$450,000	438,750
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	4.75	10-1-2027	125,000	114,844
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.00	10-1-2024	700,000	679,434
Ally Financial Incorporated (Financials, Consumer Finance)	8.00	3-15-2020	175,000	183,531
Altice US Finance I Corporation (Communication Services, Media) 144A	5.38	7-15-2023	325,000	324,938
AmeriGas Partners LP (Utilities, Gas Utilities)	5.75	5-20-2027	50,000	46,375
AmWINS Group Incorporated (Financials, Insurance) 144A	7.75	7-1-2026	175,000	179,813
Aramark Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.00	2-1-2028	50,000	47,438
Aramark Services Incorporated (Industrials, Commercial Services & Supplies)	5.13	1-15-2024	175,000	174,125
Archrock Partners LP (Energy, Oil, Gas & Consumable Fuels)	6.00	10-1-2022	200,000	198,000
Asbury Automotive Group Incorporated (Consumer Discretionary, Specialty Retail)	6.00	12-15-2024	625,000	614,063
B&G Foods Incorporated (Consumer Staples, Food Products)	5.25	4-1-2025	217,000	206,693
Ball Corporation (Materials, Containers & Packaging)	4.88	3-15-2026	100,000	98,625
Ball Corporation (Materials, Containers & Packaging)	5.00	3-15-2022	25,000	25,375
BBA US Holdings Incorporated (Industrials, Airlines) 144A	5.38	5-1-2026	225,000	222,469
Berry Global Incorporated (Materials, Containers & Packaging)	6.00	10-15-2022	115,000	117,444
Bristow Group Incorporated (Energy, Energy Equipment & Services)	6.25	10-15-2022	625,000	459,375
Bristow Group Incorporated (Energy, Energy Equipment & Services) 144A	8.75	3-1-2023	125,000	117,813
Cardtronics Incorporated (Information Technology, IT Services)	5.13	8-1-2022	50,000	48,000
Cardtronics Incorporated (Information Technology, IT Services) 144A	5.50	5-1-2025	425,000	395,250
Carriage Services Incorporated (Consumer Discretionary, Diversified Consumer Services) 144A	6.63	6-1-2026	75,000	75,188
Carrizo Oil & Gas Incorporated (Energy, Oil, Gas & Consumable Fuels)	8.25	7-15-2025	125,000	129,688
CCM Merger Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6.00	3-15-2022	700,000	712,250
CCO Holdings LLC (Communication Services, Media) 144A	4.00	3-1-2023	25,000	23,813
CCO Holdings LLC (Communication Services, Media) 144A	5.00	2-1-2028	25,000	23,344
CCO Holdings LLC (Communication Services, Media)	5.13	2-15-2023	200,000	199,000
CCO Holdings LLC (Communication Services, Media) 144A	5.13	5-1-2023	1,605,000	1,596,975
CDK Global Incorporated (Information Technology, Software)	4.88	6-1-2027	25,000	23,406
CDK Global Incorporated (Information Technology, Software)	5.00	10-15-2024	100,000	98,720
CDK Global Incorporated (Information Technology, Software)	5.88	6-15-2026	25,000	25,188
Centene Corporation (Health Care, Health Care Providers & Services) 144A	5.38	6-1-2026	100,000	101,500
Centene Corporation (Health Care, Health Care Providers & Services)	6.13	2-15-2024	50,000	52,250
Central Garden & Pet Company (Consumer Staples, Household Products)	5.13	2-1-2028	25,000	23,063
Cequel Communications Holdings (Communication Services, Media) 144A	7.75	7-15-2025	300,000	316,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Global Dividend Opportunity Fund	13

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)
Change Healthcare Holdings Incorporated (Health Care, Health Care Technology) 144A	5.75%	3-1-2025	$425,000	$415,438
Charles River Laboratories Incorporated (Health Care, Life Sciences Tools & Services) 144A	5.50	4-1-2026	75,000	74,813
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.25	10-1-2025	1,050,000	1,030,313
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	10-1-2026	100,000	98,500
CHS Incorporated (Health Care, Health Care Providers & Services)	5.13	8-1-2021	325,000	307,938
Cinemark USA Incorporated (Communication Services, Media)	4.88	6-1-2023	25,000	24,406
Citigroup Incorporated (Financials, Banks)	4.13	3-9-2021	10,000	9,975
Citigroup Incorporated (Financials, Banks)	6.13	3-9-2028	15,000	15,563
CommScope Technologies Finance LLC (Information Technology, Communications Equipment) 144A	6.00	6-15-2025	125,000	121,563
Cooper Tire & Rubber Company (Consumer Discretionary, Auto Components)	7.63	3-15-2027	475,000	509,438
Cooper Tire & Rubber Company (Consumer Discretionary, Auto Components)	8.00	12-15-2019	175,000	182,000
CoreCivic Incorporated (Real Estate, Equity REITs)	4.63	5-1-2023	250,000	235,625
CoreCivic Incorporated (Real Estate, Equity REITs)	5.00	10-15-2022	3,000	2,899
Cott Beverages Incorporated (Consumer Staples, Beverages) 144A	5.50	4-1-2025	75,000	71,438
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	5.88	3-1-2024	575,000	573,563
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	6.00	1-1-2027	50,000	48,250
Crown Americas LLC (Materials, Containers & Packaging) 144A	4.75	2-1-2026	125,000	117,969
Davita Incorporated (Health Care, Health Care Providers & Services)	5.00	5-1-2025	175,000	164,719
DCP Midstream Operating LP (Energy, Oil, Gas & Consumable Fuels)	2.70	4-1-2019	125,000	124,063
Dell International LLC (Information Technology, Technology Hardware, Storage & Peripherals) 144A	5.88	6-15-2021	1,325,000	1,343,276
Denbury Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.38	8-15-2021	875,000	813,750
Diamond Offshore Drilling Incorporated (Energy, Energy Equipment & Services)	4.88	11-1-2043	250,000	170,000
Dish Network Corporation (Communication Services, Media)	3.38	8-15-2026	100,000	89,095
EMI Music Publishing Group (Communication Services, Media) 144A	7.63	6-15-2024	243,000	260,921
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.15	6-1-2025	275,000	255,641
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.40	4-1-2024	150,000	143,630
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.85	7-15-2026	225,000	213,175
Equinix Incorporated (Real Estate, Equity REITs)	5.75	1-1-2025	25,000	25,469
Equinix Incorporated (Real Estate, Equity REITs)	5.88	1-15-2026	400,000	406,000
Era Group Incorporated (Energy, Energy Equipment & Services)	7.75	12-15-2022	500,000	495,000
ESH Hospitality Incorporated (Real Estate, Equity REITs) 144A	5.25	5-1-2025	725,000	686,031
Exterran Partners LP (Energy, Oil, Gas & Consumable Fuels)	6.00	4-1-2021	200,000	198,000
Fair Isaac Corporation (Information Technology, Software) 144A	5.25	5-15-2026	25,000	24,656
First Data Corporation (Information Technology, IT Services) 144A	7.00	12-1-2023	800,000	829,600
FirstCash Incorporated (Financials, Consumer Finance) 144A	5.38	6-1-2024	375,000	369,375
Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	6.88	1-15-2025	250,000	233,750
Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	7.88	7-15-2026	50,000	48,265
Gartner Incorporated (Information Technology, IT Services) 144A	5.13	4-1-2025	475,000	471,438
Gray Television Incorporated (Communication Services, Media) 144A	5.13	10-15-2024	725,000	689,656
Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail)	5.00	6-1-2022	75,000	73,125
Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	12-15-2023	250,000	240,625
Gulfport Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	6.00	10-15-2024	100,000	93,750
HCA Incorporated (Health Care, Health Care Providers & Services)	6.50	2-15-2020	375,000	387,188
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.00	12-1-2024	125,000	117,813
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.75	10-1-2025	475,000	461,938
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	6.25	11-1-2028	50,000	48,126

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)
Hill-Rom Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	5.75%	9-1-2023	$255,000	$257,869
Hilton Domestic Operating Company Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	5.13	5-1-2026	100,000	97,750
Hologic Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.38	10-15-2025	500,000	468,750
Hologic Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.63	2-1-2028	25,000	22,844
Hornbeck Offshore Services Incorporated (Energy, Energy Equipment & Services)	1.50	9-1-2019	1,125,000	1,013,140
HUB International Limited (Financials, Insurance) 144A	7.00	5-1-2026	100,000	97,600
Infor US Incorporated (Information Technology, Software)	6.50	5-15-2022	215,000	214,463
Iron Mountain Incorporated (Real Estate, Equity REITs) 144A	5.25	3-15-2028	100,000	89,750
Iron Mountain Incorporated (Real Estate, Equity REITs) 144A	5.38	6-1-2026	300,000	276,000
KAR Auction Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.13	6-1-2025	925,000	876,438
Kinetics Concepts Incorporated (Health Care, Health Care Equipment & Supplies) 144A	7.88	2-15-2021	500,000	511,250
Lamar Media Corporation (Communication Services, Media)	5.38	1-15-2024	150,000	150,188
Lamb Weston Holdings Incorporated (Consumer Staples, Food Products) 144A	4.63	11-1-2024	175,000	171,407
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.13	5-1-2023	25,000	24,813
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.38	8-15-2022	44,000	44,055
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.38	5-1-2025	350,000	341,688
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.63	2-1-2023	325,000	326,147
Levi Strauss & Company (Consumer Discretionary, Specialty Retail)	5.00	5-1-2025	100,000	98,500
Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	8-1-2025	475,000	447,688
Live Nation Entertainment Incorporated (Communication Services, Media) 144A	5.38	6-15-2022	316,000	318,370
Live Nation Entertainment Incorporated (Communication Services, Media) 144A	5.63	3-15-2026	50,000	50,000
LKQ Corporation (Consumer Discretionary, Distributors)	4.75	5-15-2023	350,000	337,750
LPL Holdings Incorporated (Financials, Diversified Financial Services) 144A	5.75	9-15-2025	1,230,000	1,193,100
Mednax Incorporated (Health Care, Health Care Providers & Services) 144A	5.25	12-1-2023	175,000	175,000
MGM Growth Properties LLC (Real Estate, Equity REITs)	4.50	1-15-2028	75,000	67,125
MPH Acquisition Holdings LLC (Health Care, Health Care Providers & Services) 144A	7.13	6-1-2024	525,000	533,306
MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	6.38	3-1-2024	575,000	595,125
MSCI Incorporated (Financials, Capital Markets) 144A	5.38	5-15-2027	50,000	49,500
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	5.75	8-15-2025	30,000	29,841
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	6.88	8-15-2024	400,000	417,792
Nabors Industries Incorporated (Energy, Oil, Gas & Consumable Fuels)	0.75	1-15-2024	225,000	167,700
National CineMedia LLC (Communication Services, Media)	6.00	4-15-2022	375,000	378,750
Navient Corporation (Financials, Consumer Finance)	8.00	3-25-2020	200,000	208,750
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	5.88	12-15-2021	225,000	225,281
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	6.38	12-15-2023	600,000	598,500
Nexstar Broadcasting Group Incorporated (Communication Services, Media) 144A	6.13	2-15-2022	325,000	331,094
NextEra Energy Operating Partners LP (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.25	9-15-2024	25,000	23,750
NextEra Energy Operating Partners LP (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.50	9-15-2027	50,000	46,125
NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	4.38	8-15-2022	50,000	49,375
NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	4.88	8-15-2027	75,000	72,188
NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	7.77	12-15-2037	900,000	1,053,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Global Dividend Opportunity Fund	15

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)
Nielsen Finance LLC (Communication Services, Media) 144A	5.00%	4-15-2022	$350,000	$340,813
NSG Holdings LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	7.75	12-15-2025	616,126	665,416
NVA Holdings Company (Health Care, Health Care Providers & Services) 144A	6.88	4-1-2026	25,000	24,688
Oceaneering International Incorporated (Energy, Energy Equipment & Services)	6.00	2-1-2028	125,000	121,874
Outfront Media Capital Corporation (Communication Services, Media)	5.88	3-15-2025	200,000	200,750
Owens-Brockway Glass Container Incorporated (Materials, Containers & Packaging) 144A	5.38	1-15-2025	575,000	557,750
Owens-Brockway Glass Container Incorporated (Materials, Containers & Packaging) 144A	5.88	8-15-2023	100,000	99,625
Owens-Illinois Incorporated (Materials, Containers & Packaging) 144A	6.38	8-15-2025	200,000	201,000
Pattern Energy Group Incorporated (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.88	2-1-2024	1,000,000	990,000
Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	3.75	8-15-2020	85,000	84,150
Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	5.75	10-1-2022	700,000	709,625
Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.75	3-15-2025	75,000	69,938
Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.88	9-30-2027	50,000	45,375
Polaris Intermediate Corporation (Health Care, Health Care Providers & Services) 144A	8.50	12-1-2022	100,000	102,500
Prestige Brands Incorporated (Consumer Staples, Food Products) 144A	6.38	3-1-2024	25,000	24,688
Quintiles IMS Holdings Incorporated (Health Care, Health Care Technology) 144A	4.88	5-15-2023	100,000	98,875
RBS Global & Rexnord LLC (Industrials, Aerospace & Defense) 144A	4.88	12-15-2025	275,000	257,813
Resideo Funding Incorporated (Industrials, Electrical Equipment) 144A	6.13	11-1-2026	50,000	50,262
Reynolds Group Issuer Incorporated (Materials, Containers & Packaging) 144A	5.13	7-15-2023	50,000	48,938
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	4-15-2020	750,000	766,275
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-15-2040	350,000	380,625
Rose Rock Midstream LP (Energy, Oil, Gas & Consumable Fuels)	5.63	7-15-2022	550,000	528,000
Rose Rock Midstream LP (Energy, Oil, Gas & Consumable Fuels)	5.63	11-15-2023	265,000	250,425
Sabra Health Care REIT Incorporated (Real Estate, Equity REITs)	5.50	2-1-2021	360,000	364,725
Salem Media Group Incorporated (Communication Services, Media) 144A	6.75	6-1-2024	500,000	447,500
SBA Communications Corporation (Communication Services, Wireless Telecommunication Services)	4.88	7-15-2022	155,000	154,225
Sealed Air Corporation (Materials, Containers & Packaging) 144A	5.13	12-1-2024	350,000	341,250
Select Medical Corporation (Health Care, Health Care Providers & Services)	6.38	6-1-2021	400,000	403,500
SemGroup Corporation (Energy, Oil, Gas & Consumable Fuels)	7.25	3-15-2026	125,000	122,031
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	4.63	12-15-2027	100,000	93,750
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	7.50	4-1-2027	25,000	27,500
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	8.00	11-15-2021	850,000	928,625
Silgan Holdings Incorporated (Materials, Containers & Packaging)	5.50	2-1-2022	25,000	25,250
Sonic Automotive Incorporated (Consumer Discretionary, Specialty Retail)	5.00	5-15-2023	475,000	441,783
Southern Star Central Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.13	7-15-2022	250,000	245,938
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.50	4-1-2026	50,000	50,875
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.75	10-1-2027	50,000	51,000
Spectrum Brands Incorporated (Consumer Staples, Household Products)	5.75	7-15-2025	50,000	48,500
Springleaf Finance Corporation (Financials, Consumer Finance)	7.13	3-15-2026	150,000	142,125
Springleaf Finance Corporation (Financials, Consumer Finance)	8.25	12-15-2020	106,000	113,420
Springleaf Finance Corporation (Financials, Consumer Finance)	8.25	10-1-2023	100,000	107,250
Sprint Capital Corporation (Communication Services, Wireless Telecommunication Services)	8.75	3-15-2032	375,000	407,850

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)
Stevens Holding Company Incorporated (Industrials, Machinery) 144A	6.13%	10-1-2026	$225,000	$224,183
Surgery Center Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	6.75	7-1-2025	100,000	93,750
Surgery Center Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	8.88	4-15-2021	175,000	179,813
Symantec Corporation (Information Technology, Software) 144A	5.00	4-15-2025	75,000	70,559
T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.50	2-1-2026	25,000	23,399
T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.75	2-1-2028	25,000	23,156
T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	6.50	1-15-2026	825,000	870,375
Tallgrass Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	4.75	10-1-2023	100,000	98,938
Tallgrass Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.50	9-15-2024	1,025,000	1,031,406
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services)	4.63	7-15-2024	130,000	125,301
TerraForm Global Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	6.13	3-1-2026	225,000	209,250
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.25	1-31-2023	525,000	497,438
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.00	1-31-2028	650,000	580,938
Tesoro Logistics LP (Energy, Oil, Gas & Consumable Fuels)	6.38	5-1-2024	125,000	132,125
The E.W. Scripps Company (Communication Services, Media) 144A	5.13	5-15-2025	517,000	485,980
The Geo Group Incorporated (Real Estate, Equity REITs)	5.13	4-1-2023	150,000	140,813
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	1-15-2022	24,000	23,730
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	10-15-2024	400,000	370,920
The Geo Group Incorporated (Real Estate, Equity REITs)	6.00	4-15-2026	100,000	91,500
The William Carter Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5.25	8-15-2021	275,000	276,031
Ultra Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	7.13	4-15-2025	625,000	275,000
USA Compression Partners LP (Energy, Energy Equipment & Services) 144A	6.88	4-1-2026	175,000	178,063
USIS Merger Subordinate Incorporated (Financials, Insurance) 144A	6.88	5-1-2025	208,000	202,800
Vantiv LLC (Financials, Diversified Financial Services) 144A	4.38	11-15-2025	75,000	70,781
Vizient Incorporated (Health Care, Health Care Providers & Services) 144A	10.38	3-1-2024	575,000	626,750
Waste Pro USA Incorporated (Industrials, Commercial Services & Supplies) 144A	5.50	2-15-2026	50,000	47,375
Wellcare Health Plans Incorporated (Health Care, Health Care Providers & Services) 144A	5.38	8-15-2026	25,000	24,938
Wolverine World Wide Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.00	9-1-2026	325,000	314,438
Wrangler Buyer Corporation (Industrials, Commercial Services & Supplies) 144A	6.00	10-1-2025	25,000	26,813
Wyndham Hotels & Resorts Company (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	5.38	4-15-2026	300,000	291,000
Zayo Group LLC (Communication Services, Diversified Telecommunication Services) 144A	5.75	1-15-2027	25,000	24,505
Zayo Group LLC (Communication Services, Diversified Telecommunication Services)	6.38	5-15-2025	650,000	664,625

Total Corporate Bonds and Notes (Cost $55,579,852)				53,295,963

			Shares
Investment Companies: 0.39%
Allianzgi Convertible & Income Fund II			40,000	987,200

Total Investment Companies (Cost $995,200)				987,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Global Dividend Opportunity Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Loans: 0.65%
Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) (Industrials, Commercial Services & Supplies) ±	8.80%	7-25-2022	$250,000	$208,333
Ancestry.com Incorporated (1 Month LIBOR +3.25%) (Communication Services, Media) ±	5.55	10-19-2023	111,080	111,357
Emerald Bidco Incorporated (1 Month LIBOR +2.75%) (Health Care, Health Care Technology) ±	5.05	10-23-2023	173,362	173,416
Encino Acquisition Partners Holdings LLC (Energy, Oil, Gas & Consumable Fuels) ‡<%%	0.00	9-21-2025	100,000	101,500
Montreign Operating Company LLC (1 Month LIBOR +8.25%) (Consumer Discretionary, Hotels, Restaurants & Leisure) ±	10.55	1-24-2023	820,875	728,527
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) (Financials, Diversified Financial Services) ±‡	10.03	4-30-2023	175,000	176,313
Ultra Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) <%%	0.00	4-12-2024	150,000	140,196

Total Loans (Cost $1,778,608)				1,639,642

	Dividend yield		Shares
Preferred Stocks: 15.61%

Canada: 2.23%
Just Energy Group Incorporated (Utilities, Multi-Utilities)	11.86		315,000	5,641,650

Marshall Islands: 4.19%
Navios Maritime Holdings Incorporated (Industrials, Marine) †	8.63		59,000	547,520
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.75		40,000	978,800
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	8.25		160,000	4,051,200
Seaspan Corporation (Industrials, Marine)	6.38		200,000	5,038,000

				10,615,520

United States: 9.19%
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.63		52,607	1,263,462
Braemar Hotels & Resorts (Real Estate, Equity REITs)	5.50		36,000	644,400
CM Finance Incorporated (Financials, Capital Markets)	6.13		5,000	125,500
Crestwood Equity Partners LP (Energy, Oil, Gas & Consumable Fuels)	9.25		500,000	4,962,500
DTE Energy Company (Utilities, Multi-Utilities)	5.25		150,000	3,435,000
DTE Energy Company (Utilities, Multi-Utilities)	6.00		4,381	113,643
E.I. DuPont de Nemours & Company (Materials, Chemicals)	4.50		4,500	454,500
Entergy Mississippi Incorporated (Utilities, Electric Utilities)	4.90		90,965	1,966,663
First Republic Bank Corporation (Financials, Banks)	5.50		20,000	474,000
Gastar Exploration Incorporated Series B (Energy, Oil, Gas & Consumable Fuels)	10.75		56,900	85,350
GreenHunter Resources Incorporated Series C (Energy, Energy Equipment & Services) †(a)	10.00		61,786	0
Integrys Holding Incorporated (3 Month LIBOR +3.22%) (Utilities, Multi-Utilities) †±	5.95		41,021	1,034,139
Maiden Holdings Limited (Financials, Insurance)	6.70		5,000	79,450
Prudential Financial Incorporated (Financials, Insurance)	5.63		50,000	1,205,500
SCE Trust VI (Utilities, Electric Utilities)	5.00		107,972	2,280,369
Southern Company (Utilities, Electric Utilities)	5.25		98,293	2,262,705
US Bancorp (Financials, Banks)	5.50		5,000	123,400
Wheeler Real Estate Investment Trust Incorporated Series D (Real Estate, Equity REITs)	11.82		150,000	2,775,000

				23,285,581

Total Preferred Stocks (Cost $46,537,299)				39,542,751

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2018

Security name		Expiration date	Shares	Value

Warrants: 0.00%

United States: 0.00%
GreenHunter Water LLC (Energy, Energy Equipment & Services) †(a)		12-31-2049	96,112	$0

Total Warrants (Cost $0)				0

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.08%

Bermuda: 0.13%
Teekay Corporation (Energy, Oil, Gas & Consumable Fuels)	8.50%	1-15-2020	$325,000	329,875

Canada: 1.03%
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.50	11-1-2025	75,000	73,500
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.88	5-15-2023	600,000	573,750
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	6.13	4-15-2025	25,000	22,993
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	7.50	7-15-2021	323,000	327,845
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	8.50	1-31-2027	50,000	50,875
Baytex Energy Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	6-1-2024	675,000	605,813
Ritchie Brothers Auctioneers Incorporated (Industrials, Commercial Services & Supplies) 144A	5.38	1-15-2025	725,000	714,125
Rockpoint Gas Storage (Energy, Oil, Gas & Consumable Fuels) 144A	7.00	3-31-2023	250,000	248,750

				2,617,651

Ireland: 0.14%
Ardagh Packaging Finance plc (Materials, Containers & Packaging) 144A	7.25	5-15-2024	350,000	351,750

Luxembourg: 0.43%
ArcelorMittal SA (Materials, Metals & Mining)	6.25	2-25-2022	25,000	26,520
Intelsat Connect Finance Company (Financials, Banks) 144A	9.50	2-15-2023	75,000	72,094
Intelsat Jackson Holdings SA (Financials, Diversified Financial Services)	5.50	8-1-2023	800,000	716,000
Intelsat Jackson Holdings SA (Financials, Diversified Financial Services) 144A	8.50	10-15-2024	275,000	270,188

				1,084,802

Netherlands: 0.06%
OI European Group BV (Materials, Containers & Packaging) 144A	4.00	3-15-2023	75,000	70,219
Sensata Technologies BV (Industrials, Machinery) 144A	5.00	10-1-2025	97,000	93,605

				163,824

United Kingdom: 0.20%
Ensco plc (Energy, Energy Equipment & Services)	5.75	10-1-2044	575,000	402,500
Sensata Technologies BV (Industrials, Machinery) 144A	6.25	2-15-2026	100,000	101,750

				504,250

United States: 0.09%
Avolon Holdings Funding Limited (Industrials, Aerospace & Defense) 144A	5.13	10-1-2023	100,000	98,125
IHS Markit Limited (Industrials, Professional Services) 144A	4.75	2-15-2025	75,000	74,249
IHS Markit Limited (Industrials, Professional Services) 144A	5.00	11-1-2022	50,000	51,040

				223,414

Total Yankee Corporate Bonds and Notes (Cost $5,262,509)				5,275,566

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Global Dividend Opportunity Fund	19

Security name	Yield	Shares	Value

Short-Term Investments: 6.00%

Investment Companies: 6.00%
Wells Fargo Government Money Market Fund Select Class (l)(u) ##	2.07%	15,209,470	$15,209,470

Total Short-Term Investments (Cost $15,209,470)			15,209,470

Total investments in securities (Cost $292,283,523)	116.85%	296,089,701
Other assets and liabilities, net	(16.85)	(42,700,757)

Total net assets	100.00%	$253,388,944

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

†	Non-income-earning security

%%	The security is issued on a when-issued basis.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued and/or unfunded loans.

Abbreviations:

ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	16,518,572	116,887,797	118,196,899	15,209,470	$0	$0	$185,744	15,209,470	6.00%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Dividend Opportunity Fund	Statement of assets and liabilities—October 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $277,074,053)	$280,880,231
Investments in affiliated securities, at value (cost $15,209,470)	15,209,470
Cash	79,897
Foreign currency, at value (cost $3,152,367)	3,102,243
Receivable for investments sold	1,174,052
Receivable for dividends and interest	1,434,179
Prepaid expenses and other assets	31,865

Total assets	301,911,937

Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	353,506
Advisory fee payable	246,617
Payable for Fund shares repurchased	204,325
Administration fee payable	12,980
Trustees’ fees and expenses payable	755
Accrued expenses and other liabilities	204,810

Total liabilities	48,522,993

Total net assets	$253,388,944

NET ASSETS CONSIST OF
Paid-in capital	$420,696,348
Total distributable loss	(167,307,404)

Total net assets	$253,388,944

NET ASSET VALUE PER SHARE
Based on $253,388,944 divided by 45,176,417 shares issued and outstanding (unlimited shares authorized)	$5.61

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2018	Wells Fargo Global Dividend Opportunity Fund	21

Investment income
Dividends (net of foreign withholding taxes of $846,742)	$11,240,696
Interest	4,100,371
Income from affiliated securities	185,744

Total investment income	15,526,811

Expenses
Advisory fee	3,113,038
Administration fee	163,844
Custody and accounting fees	59,188
Professional fees	191,378
Shareholder report expenses	65,720
Trustees’ fees and expenses	24,581
Transfer agent fees	33,992
Interest expense	1,257,279
Other fees and expenses	252,953

Total expenses	5,161,973

Net investment income	10,364,838

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(3,587,269)
Foreign currency transactions	(208,845)

Net realized losses on investments	(3,796,114)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(25,995,935)
Foreign currency transactions	71,053

Net change in unrealized gains (losses) on investments	(25,924,882)

Net realized and unrealized gains (losses) on investments	(29,720,996)

Net decrease in net assets resulting from operations	$(19,356,158)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Global Dividend Opportunity Fund	Statement of changes in net assets

	Year ended October 31, 2018	Year ended October 31, 2017[1]

Operations
Net investment income	$10,364,838	$13,777,367
Net realized losses on investments	(3,796,114)	(8,018,360)
Net change in unrealized gains (losses) on investments	(25,924,882)	28,730,979

Net increase (decrease) in net assets resulting from operations	(19,356,158)	34,489,986

Distributions to shareholders from
Net investment income and net realized gains	(9,838,226)	(14,769,863)
Tax basis return of capital	(19,764,923)	(12,419,586)

Total distributions to shareholders	(29,603,149)	(27,189,449)

Capital share transactions
Cost of shares repurchased	(1,315,804)	(2,550,847)

Total increase (decrease) in net assets	(50,275,111)	4,749,690

Net assets
Beginning of period	303,664,055	298,914,365

End of period	$253,388,944	$303,664,055

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $130,155. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended October 31, 2018	Wells Fargo Global Dividend Opportunity Fund	23

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(19,356,158)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(147,243,253)
Proceeds from the sales of long-term securities	163,733,512
Amortization	(230,569)
Purchase and sales of short-term securities, net	1,309,102
Increase in receivable for investments sold	(993,596)
Decrease in receivable for dividends and interest	395,020
Decrease in prepaid expenses and other assets	193,210
Decrease in payable for investments purchased	(283,478)
Decrease in advisory fee payable	(35,516)
Decrease in administration fee payable	(1,869)
Decrease in trustee’s fee and expenses payable	(1,129)
Increase in accrued expenses and other liabilities	161,449
Net realized losses on investments	3,587,269
Net change in unrealized gains (losses) on investments	25,924,882

Net cash provided by operating activities	27,158,876

Cash flows from financing activities:
Cost of shares repurchased	(1,111,479)
Cash distributions paid	(29,603,149)

Net cash used in financing activities	(30,714,628)

Net decrease in cash	(3,555,752)

Cash (including foreign currency):
Beginning of period	$6,737,892

End of period	$3,182,140

Supplemental cash disclosure
Cash paid for interest	$1,235,859

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.68	$6.51	$7.47	$8.53	$8.40
Net investment income	0.23	0.30	0.62	0.68	0.78
Net realized and unrealized gains (losses) on investments	(0.66)	0.46	(1.09)	(1.02)	0.07

Total from investment operations	(0.43)	0.76	(0.47)	(0.34)	0.85
Distributions to shareholders from
Net investment income	(0.22)	(0.32)	(0.59)	(0.62)	(0.72)
Tax basis return of capital	(0.43)	(0.28)	0.00	(0.10)	0.00

Total distributions to shareholders	(0.65)	(0.60)	(0.59)	(0.72)	(0.72)
Anti-dilutive effect of shares repurchased	0.01	0.01	0.10	0.00	0.00
Net asset value, end of period	$5.61	$6.68	$6.51	$7.47	$8.53
Market value, end of period	$4.94	$6.26	$5.54	$6.33	$7.96
Total return based on market value[1]	(11.55)%	24.77%	(3.40)%	(11.80)%	15.29%
Ratios to average net assets (annualized)
Net expenses	1.84%[2]	1.34%[2]	1.09%	1.10%	1.07%
Net investment income	3.70%[2]	4.64%[2]	9.00%	8.52%	9.02%
Supplemental data
Portfolio turnover rate	45%	79%	134%	141%	76%
Net assets, end of period (000s omitted)	$253,389	$303,664	$298,914	$366,989	$419,257

Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	N/A	N/A	N/A
Asset coverage per $1,000 of borrowing, end of period	$6,335	$7,393	N/A	N/A	N/A

[1]

Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2018	0.45%
Year ended October 31, 2017	0.15%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	25

1. ORGANIZATION

Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee of Funds Management. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source

26	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indices. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	27

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $292,274,394 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$24,893,883
Gross unrealized losses	(21,078,576)
Net unrealized gains	$3,815,307

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or the net asset value per share. The primary permanent difference causing such reclassification is due to expiration of capital loss carryforwards. At October 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss
$(17,121,810)	$17,121,810

As of October 31, 2018, the Fund had capital loss carryforwards which consist of $118,176,477 in short-term capital losses and $52,894,268 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

28	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
France	$4,677,971	$0	$0	$4,677,971
Germany	3,501,589	0	0	3,501,589
Italy	31,222,979	0	0	31,222,979
South Korea	5,829,750	0	0	5,829,750
Spain	32,133,743	0	0	32,133,743
Taiwan	1,754,000	0	0	1,754,000
United Kingdom	9,935,112	0	0	9,935,112
United States	91,083,965	0	0	91,083,965

Corporate bonds and notes	0	53,295,963	0	53,295,963

Investment companies	987,200	0	0	987,200

Loans	0	1,361,829	277,813	1,639,642

Preferred stocks
Canada	5,641,650	0	0	5,641,650
Marshall Islands	10,615,520	0	0	10,615,520
United States	15,940,130	7,345,451	0	23,285,581

Warrants
United States	0	0	0	0

Yankee corporate bonds and notes	0	5,275,566	0	5,275,566

Short-term investments
Investment companies	15,209,470	0	0	15,209,470
Total assets	$228,533,079	$67,278,809	$277,813	$296,089,701

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	29

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $12,290,914 and $977,845 in interfund purchases and sales, respectively, during the year ended October 31, 2018.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the years ended October 31, 2018 and October 31, 2017, the Fund did not issue any shares.

On November 10, 2017, the Fund extended its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees has delegated to Funds Management discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2018, the Fund purchased 257,150 of its shares on the open market at a total cost of $1,315,804 (weighted average price per share of $5.10). The weighted average discount of these repurchased shares was 10.47%.

6. BORROWINGS

The Fund has borrowed $47,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $47,500,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

During the year ended October 31, 2018, the Fund had average borrowings outstanding of $47,500,000 at an average interest rate of 2.65% and paid interest in the amount of $1,257,279, which represents 0.45% of its average daily net assets. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2018 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $123,082,997 and $139,797,929, respectively.

As of October 31, 2018, the Fund had unfunded term loan commitments of $240,375.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	Year ended October 31
	2018	2017
Ordinary income	$9,838,226	$14,769,863
Tax basis return of capital	19,764,923	12,419,586

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$3,763,582	$(171,070,745)

30	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. Distributions to shareholders for the year ended October 31, 2017 consisted of $14,769,863 from net investment income.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors or investment of a substantial portfolio in a single sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to presentation of amounts in the financial statements. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

In August 2016, FASB issued ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to presentation of amounts in the financial statements. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

12. SUBSEQUENT DISTRIBUTION

Under the managed distribution plan, on November 9, 2018, the Fund declared a distribution of $0.15413 per share payable on January 2, 2019 to shareholders of record on December 17, 2018. This distribution is not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Global Dividend Opportunity Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Global Dividend Opportunity Fund (the “Fund”), including the portfolio of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

32	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 30.26% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $9,838,226 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2018, $2,722,237 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	33

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr.[2] (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010, Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

34	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson[2] (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018: Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[3] (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[3]	Mr. Scofield is expected to retire on December 31, 2018.

36	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Global Dividend Opportunity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Global Dividend Opportunity Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”). The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and WellsCap are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and WellsCap, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, monitoring and evaluating the Fund’s discount. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	37

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was lower than the average investment performance of the Custom Peer Group for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark, the Global Dividend Opportunity Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review. The Board noted that it had approved a principal investment strategy change for the Fund, which was implemented on or about May 1, 2017, and that the investment performance of the Fund for the periods covered did not effectively reflect the investment performance of the Fund’s revised principal investment strategy. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the Fund’s revised principal investment strategy.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was in range of the average rates for both Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. The Board noted that, in connection with the Fund’s principal investment strategy change, effective May 1, 2017, the Sub-Advisory Agreement Rate payable by Funds Management to WellsCap with respect to the Fund increased due to the addition of a high-yield fixed income sleeve managed by WellsCap. Given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that WellsCap’s profitability information with respect to providing services to the

38	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

Fund was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to Crow Point, as the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Global Dividend Opportunity Fund	39

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

This page is intentionally left blank.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318240 12-18 AGDO/AR142 10-18

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Global Dividend Opportunity Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Global Dividend Opportunity Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Audit fees	$48,692	$47,284
Audit-related fees	—	—
Tax fees (1)	5,425	5,315
All other fees	—	—

	$54,117	$52,599

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Global Dividend Opportunity Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Global Dividend Opportunity Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Global Dividend Opportunity Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF FEBRUARY 28, 2018

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”), a registered investment adviser, have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings; Committee Actions. The Proxy Committee shall convene or act through written consent, including through the use of electronic systems of record, as needed and when discretionary voting determinations need to be considered. The Proxy Committee shall have the authority to act by vote or written consent of a majority of the full Proxy Committee members, or a designated working group thereof, available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee are identified in Appendix B. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations; and

2.

Proxy items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the Investment Company Act of 1940 (the “1940 Act”)) (“Third Party Fund Holding Voting Matters”).[1]

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs).

For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

[1]

Where provisions of the 1940 Act specify the manner in which a Third Party Fund Holding Voting Matter must be voted (e.g., vote such matters in accordance with voting instructions sought from a Fund’s shareholders or vote shares in the same proportion as the vote of all other holders of the registered investment company), a Fund shall vote the Third Party Fund Holding Voting Matter accordingly.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee or that, in the determination of the Proxy Committee, otherwise warrants the taking of additional steps to mitigate the conflict, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining its consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee how to vote on such matter;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has identified an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients, irrespective of the Proxy Level designated for such matters by ISS.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at https://www.wellsfargofunds.com/ and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at https://www.wellsfargofunds.com/ or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.

The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

1. an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

2. there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless: 3. there is clear evidence of past abuse of the authority; or	FOR AGAINST

4. the plan contains no safeguards against selective buy-backs. Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.	AGAINST

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

5. plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

6. the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

7.  arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

8.  guarantees of benefits if a key employee voluntarily terminates;

9.  guarantees of benefits to employees lower than very senior management; and

10.  indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:

11.  anticipated financial and operating benefits;

12.  offer price (cost versus premium);

13.  prospects for the combined companies;

14.  how the deal was negotiated;

15.  changes in corporate governance and their impact on shareholder rights.

CASE-BY-CASE

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

16.  eliminating the need for annual meetings of mutual fund shareholders;

17.  entering into or extending investment advisory agreements and management contracts;

18.  permitting securities lending and participation in repurchase agreements;

19.  changing fees and expenses; and

20.  changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Timothy O’Brien

Mr. O’Brien is a managing partner at Crow Point Partners LLC. Prior to founding Crow Point in 2006, he was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management group. Mr. O’Brien has been in the investment management industry since 1983.

Kandarp Acharya, CFA, FRM

Mr. Acharya is a senior portfolio manager on the Wells Capital Management Solutions team. He joined WellsCap in 2013 from Wells Fargo’s Wealth Management Group (WMG) where he led their Advanced Analytics and Quantitative Research Group. At WMG, he led the development of RiskOptics, a patent-pending multi-asset risk model, as well as the development and implementation of quantitative tactical allocation models as a member of their Asset Allocation Committee. Earlier in his career, Kandarp served in various capacities at Strong Capital Management, including fixed income research, risk management, and overlay portfolio management. He earned his bachelor’s degree in electronics engineering from the Maharaja Sayajirao University in India, master’s degree in electrical and computer engineering from Marquette University, and a master’s in business administration from the University of Chicago. Kandarp has earned the right to use the CFA and FRM designations.

Christian Chan, CFA

Mr. Chan is the head of the Customized Investment Solutions team at Wells Capital Management. In this capacity, he develops and manages multi-asset investment solutions for institutional clients. Christian joined WellsCap in 2013 from Wells Fargo Funds Management where he served as the head of investments since 2002. Prior to this, he worked as director of investments at mPower Advisors, LLC and as a senior analyst with Asset Strategy Consulting. Christian has been in the investment industry since 1997. He earned his bachelor’s degree in American studies from the University of California, Los Angeles. He has earned the right to use the CFA designation.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2018.

Timothy O’Brien

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Kandarp Acharya

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	36	5	26

Total assets of above accounts (millions)	$10,687.33	$70	$1,020.99

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Christian Chan

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	35	24	29

Total assets of above accounts (millions)	$9,982.48	$5,669	$1,503

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	4	13

Total assets of above accounts (millions)	$2,749.2	$391.5	$1,473.5

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	16

Total assets of above accounts (millions)	$2,592.3	$391.5	$1,473.5

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Fargo Asset Management (International), LLC

Wells Fargo Asset Management (International), LLC Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Fargo Asset Management (International), LLC has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Fargo Asset Management (International), LLC Compensation. The compensation structure for Wells Fargo Asset Management (International), LLC’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Fargo Asset Management (International), LLC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2018:

Timothy O’Brien	$10,000-$50,000
Kandarp Acharya	none
Christian Chan	none
Niklas Nordenfelt	none
Philip Susser	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2017 to 11/30/2017	0	0	0	4,543,357
12/1/2017 to 12/31/2017	0	0	0	4,543,357
1/1/2018 to 1/31/2018	0	0	0	4,543,357
2/1/2018 to 2/28/2018	0	0	0	4,543,357
3/1/2018 to 3/31/2018	0	0	0	4,543,357
4/1/2018 to 4/30/18	0	0	0	4,543,357
5/1/2018 to 5/31/2018	0	0	0	4,543,357
6/1/2018 to 6/30/2018	0	0	0	4,543,357
7/1/2018 to 7/31/2018	0	0	0	4,543,357
8/1/2018 to 8/31/2018	0	0	0	4,543,357
9/1/2018 to 9/30/2018	0	0	0	4,543,357
10/1/2018 to 10/31/2018	257,150	5.10	257,150	4,286,207

Total	257,150	5.10	257,150	4,286,207

On November 10, 2017, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2018 and ending on December 31, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	December 21, 2018